                                                                   Exhibit 10.20
                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of June 1, 1999

                                 By and Among

                      CADMUS COMMUNICATIONS CORPORATION,

                                   as Issuer

                                      and

                          THE GUARANTORS named herein

                                      and

                          J.P. MORGAN SECURITIES INC.

                                      and

                      FIRST UNION CAPITAL MARKETS CORP.,

                             as Initial Purchasers

                   9 3/4% Senior Subordinated Notes due 2009

                               TABLE OF CONTENTS
                               -----------------

                                                               Page
                                                               ----
1.   Definitions...............................................  1

2.   Exchange Offer............................................  4

3.   Shelf Registration........................................  8

4.   Additional Interest.......................................  9

5.   Registration Procedures................................... 10

6.   Registration Expenses..................................... 18

7.   Indemnification........................................... 19

8.   Rules 144 and 144A........................................ 22

9.   Underwritten Registrations................................ 22

10.  Miscellaneous............................................. 23

     (a)    No Inconsistent Agreements......................... 23

     (b)    Adjustments Affecting Registrable Notes............ 23

     (c)    Amendments and Waivers............................. 23

     (d)    Notices............................................ 24

     (e)    Successors and Assigns............................. 24

     (f)    Counterparts....................................... 24

     (g)    Headings........................................... 24

     (h)    Governing Law; Jurisdiction........................ 24

     (i)    Severability....................................... 25

     (j)    Securities Held by the Issuers or Their Affiliates. 25

     (k)    Third Party Beneficiaries.......................... 25

     (l)    Entire Agreement................................... 25

                                      (i)

     (m)    Additional Amounts of Securities................... 25

                                     (ii)

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
June 1, 1999, by and among CADMUS COMMUNICATIONS CORPORATION, a Virginia corporation (the "Company"), CADMUS JOURNAL SERVICES, INC., WASHBURN GRAPHICS,
                  -------
INC., AMERICAN GRAPHICS, INC., EXPERT GRAPHICS, INC., CADMUS DIRECT MARKETING, INC., THREE SCORE, INC., MACK PRINTING COMPANY, PORT CITY PRESS, INC., MACK PRINTING GROUP, INC., and SCIENCE CRAFTSMAN INCORPORATED (collectively, the "Guarantors") and J.P. MORGAN SECURITIES INC. and FIRST UNION CAPITAL MARKETS
-----------
CORP. (together, the "Initial Purchasers").
                      ------------------

          This Agreement is entered into in connection with the Purchase Agreement, dated as of May 25, 1999 (the "Purchase Agreement"), by and among the
                                          ------------------
Company, the Guarantors and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of an aggregate of $125, 000,000 aggregate principal amount of the Company's 9 3/4% Senior Subordinated Notes due 2009 (the "Notes"). The Notes are being issued pursuant to the Indenture,
                -----
dated as of June 1, 1999 (the "Indenture"), among the Company, Guarantors and
                               ---------
First Union National Bank, as Trustee. The Notes are guaranteed (the "Guarantees") by the Guarantors. The Notes and the Guarantees are collectively
-----------
referred to herein as the "Securities".
                           ----------

          In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Securities. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

          The parties hereby agree as follows:

          1.  Definitions.  As used in this Agreement, the following terms
              -----------
shall have the following meanings:

          Additional Interest:  See Section 4 hereof.
          -------------------

          Advice:  See Section 5 hereof.
          ------

          Agreement:  See the introductory paragraphs hereto.
          ---------

          Applicable Period:  See Section 2 hereof.
          -----------------

          Business Day:  Any day that is not a Saturday, Sunday or a day on
          ------------
which banking institutions in New York are authorized or required by law to be closed.

          Company:  See the introductory paragraphs hereto.
          -------

          Effectiveness Date:  The 150th day after the Issue Date; provided,
          ------------------                                       --------
however, that with respect to any Shelf Registration, the Effectiveness Date
-------
shall be the 60th day after the Filing Date with respect thereto.

          Effectiveness Period:  See Section 3 hereof.
          --------------------

          Event Date:  See Section 4 hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2 hereof.
          --------------

          Exchange Offer:  See Section 2 hereof.
          --------------

          Exchange Offer Registration Statement:  See Section 2 hereof.
          -------------------------------------

          Filing Date:  (A) If no Exchange Offer Registration Statement has been
          -----------
filed by the Issuer pursuant to this Agreement, the 90th day after the Issue Date; and (B) with respect to a Shelf Registration Statement, the 60th day after the delivery of a Shelf Notice as required pursuant to Section 2(c) hereof.

          Guarantees:  See introductory paragraphs hereto.
          ----------

          Guarantors:  See introductory paragraphs hereto.
          ----------

          Holder:  Any holder of a Registrable Note or Registrable Notes.
          ------

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of June 1, 1999, by and among the
          ---------
Company, the Guarantors, and First Union National Bank, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See introductory paragraphs hereto.
          ------------------

          Initial Shelf Registration:  See Section 3(a) hereof.
          --------------------------

          Inspectors:  See Section 5(n) hereof.
          ----------

          Issue Date:  June 1, 1999.
          ----------

          NASD:  See Section 5(s) hereof.
          ----

          Notes:  See the introductory paragraphs hereto.
          -----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2 hereof.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, joint stock
          ------
company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2 hereof.
          ----------------

          Private Exchange Notes:  See Section 2 hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the introductory paragraphs hereto.
          ------------------

          Records:  See Section 5(n) hereof.
          -------

          Registrable Notes:  Each Security upon its original issuance and at
          -----------------
all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note (and related Guarantees) upon original issuance thereof and at all times subsequent thereto, until in the case of any such Security, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the applicable Exchange Offer Registration Statement) covering such Security, Exchange Note or such Private Exchange Note has been declared effective by the SEC and such Security, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security has been exchanged for an Exchange Note or Exchange Notes (and related Guarantees) pursuant to an Exchange Offer which may be resold without restriction under state and federal securities laws, (iii) such Security, Exchange Note or Private Exchange Note (and related Guarantees), as the case may be, ceases to be outstanding for purposes of the Indenture, or
(iv) such Security, Exchange Note or Private Exchange Note (and related Guarantees), as the case may be, may be resold without restriction pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          Registration Statement:  Any registration statement of the Company and
          ----------------------
the Guarantors that covers any of the Securities, the Exchange Notes (and related Guarantees) or the Private Exchange Notes (and related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  See the introductory paragraphs hereof.
          ----------

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2 hereof.
          ------------

          Shelf Registration:  See Section 3(b) hereof.
          ------------------

          Subsequent Shelf Registration:  See Section 3(b) hereof.
          -----------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes (and the related Guarantees) and Private Exchange Notes (and the related Guarantees) (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

          2.  Exchange Offer.  (a)  The Company and the Guarantors shall file
              --------------
with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on an appropriate registration form
--------------------------------------
with respect to a registered offer (the "Exchange Offer") to exchange any and
                                         --------------
all of the Registrable Notes for a like aggregate principal amount of debt securities of the Company (guaranteed by the Guarantors) which are identical in all material respects to the Securities (the "Exchange Notes"), except that (i)
                                              --------------
the Exchange Notes (and the Guarantors' Guarantees thereof) shall have been registered pursuant to an effective Registration Statement under the Securities Act, shall not contain provisions for Additional Interest, and shall contain no restrictive legend thereon, (ii) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the Issue Date, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Company and the Guarantors shall use their respective best efforts to
(x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date that notice of such Exchange Offer is mailed to Holders; and (z) consummate such Exchange Offer on or prior to the 180th day following the Issue Date. For purposes of this Section 2(a) only, if after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period of such interference, until the Exchange Offer may legally resume.

          Each Holder who participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Company in writing (which may be contained in the applicable letter of transmittal) that (i) any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, (iii) such Holder is not an affiliate of the Company or any Guarantor within the meaning of the Securities Act, (iv) if such Holder is not a broker-dealer, such Holder is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, (v) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Securities that were acquired as a result of market-making or other trading activities, such Holder will deliver a prospectus in connection with any resale of such Exchange Notes and (vi) such Holder is not acting on behalf of any Persons who could not truthfully make the foregoing representations.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis
                                                                     -------
mutandis, solely with respect to Registrable Notes that are Private Exchange
--------
Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers, and the Company and the Guarantors shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof.

          No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

          (b) The Company and the Guarantors shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution,"
reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a
"Participating Broker-Dealer"), whether such positions or policies have been
 ---------------------------
publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

          The Company and the Guarantors shall use their respective best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby; provided, however, that such period shall not exceed 180 days
                 --------  -------
after such Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
      -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, the Company and the Guarantors upon the request of the Initial Purchasers shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers, in exchange (each, a "Private Exchange") for such Notes held by the Initial Purchasers, a like
   ----------------
principal amount of debt securities of the Company (guaranteed by the Guarantors) that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") except for the placement of a restrictive legend
      ----------------------
on such Private Exchange Notes (and which are issued pursuant to the same indenture as the Exchange Notes). If possible, the Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          In connection with each Exchange Offer, the Company and the Guarantors shall:

          (1) mail, or cause to be mailed, to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement relating to such Exchange Offer, together with an appropriate letter of transmittal and related documents;

          (2) use their respective best efforts to keep the Exchange Offer open for not less than 20 Business Days after the date that notice of the Exchange Offer is mailed to Holders (or longer, if required by applicable law);

          (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (4) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

          (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Company and the Guarantors shall:

          (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

          (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding is instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company and the Guarantors to proceed with the Exchange Offer or the Private Exchange and no material adverse development has occurred in any existing action or proceeding with respect to the Company or the Guarantors that would materially impair the ability of the Company and the Guarantors to consummate the Exchange Offer or the Private Exchange and (iii) all governmental approvals have been obtained, which approvals the Company and the Guarantors deem necessary for the consummation of the Exchange Offer or the Private Exchange.

          The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Securities will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Company and the Guarantors are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days after the Issue Date, (iii) any holder of Private Exchange Notes so requests, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company or any Guarantor within the meaning of the Securities Act), in the case of each of clauses (i) to and including (iv) of this sentence, then the Company and the Guarantors shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant
                     ------------
to Section 3 hereof.

          3.  Shelf Registration.  If at any time a Shelf Notice is delivered
              ------------------
as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration.  The Company and the Guarantors shall file
              ------------------
with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes to which
Section 2(c)(iv) is applicable (the "Initial Shelf Registration").  The Company
                                     --------------------------
and the Guarantors shall use their respective best efforts to file with the SEC the Initial Shelf Registration on or prior to the Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). Neither the Company nor any Guarantor shall permit any debt securities or securities convertible into or exchangeable for debt securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

          The Company and the Guarantors shall use their respective best efforts to cause each Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep such Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Effectiveness Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"),
                                                         --------------------
or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act; provided, however, that the
                                                  --------  -------
Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

          (b) Subsequent Shelf Registrations.  If the Initial Shelf Registration
          --- ------------------------------
or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company and the Guarantors shall use their respective reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf

Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf
                       -----------------------------
Registration is filed, the Company and the Guarantors shall use their respective best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf
                                                                -----
Registration" means the Initial Shelf Registration and any Subsequent Shelf
------------
Registration.

          (c) Supplements and Amendments.  The Company and the Guarantors shall
              --------------------------
promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

          4.  Additional Interest.  (a)  The Company, the Guarantors and the
              -------------------
Initial Purchasers agree that the Holders will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company and the Guarantors agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest")
                                                       -------------------
under the circumstances and to the extent set forth below (each of which shall be given independent effect):

          (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed with the SEC within 90 days after the Issue Date or (B) notwithstanding that the Company and the Guarantors have consummated or will consummate an Exchange Offer, the Company and the Guarantors are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 days immediately following each such Filing Date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period;

          (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the relevant Effectiveness Date or (B) notwithstanding that the Company and the Guarantors have consummated or will consummate the Exchange Offer, the Company and the Guarantors are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 days immediately following the day after such Effectiveness Date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; and

          (iii) if (A) the Company and the Guarantors have not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 180th day after the Issue Date or
     (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than after such time as all Notes have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Notes at a rate of .50% per annum for the first 90 days commencing on the (x) 181st day after the Issue Date, in the case of
     (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that Additional Interest on the Notes may not accrue under
--------  -------
more than one of the foregoing clauses (i), (ii) or (iii) at any one time and at no time shall the aggregate amount of Additional Interest accruing exceed in the aggregate 1.0% per annum; provided, further, however, that (1) upon the filing
                          --------  -------  -------
of the Exchange Offer Registration Statement or a Shelf Registration as required hereunder (in the case of clause (a)(i) of this Section 4), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration as required hereunder (in the case of clause (a)(ii) of this Section 4), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of clause (a)(iii)(A) of this Section 4), or upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of (a)(iii)(B) of this Section 4), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, so long as any Registrable Note is then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Registrable Security.

          (b) The Company and the Guarantors shall notify the Trustee within two business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts
                                                      ----------
of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this
Section 4 will be payable in cash semi-annually on each June 1 and December 1 (to the holders of record on the May 15 and November 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

          5.  Registration Procedures.  In connection with the filing of any
              -----------------------
Registration Statement pursuant to Sections 2 or 3 hereof, the Company and the Guarantors shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company and the Guarantors hereunder the Company and the Guarantors shall:

          (a) Prepare and file with the SEC prior to the applicable Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use their respective best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3
        --------  -------
hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Guarantors shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). Neither the Company nor any Guarantor shall file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or described in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company and the Guarantors shall be deemed not to have used their respective best efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if the Company or any Guarantor, as the case may be, voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless (i) such action is required by applicable law or (ii) such action is taken by each of them in good faith and for valid business reasons (not including avoidance of any of its obligations hereunder), including the acquisition or divestiture of assets.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating

Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company and the Guarantors, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if, at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers, the representations and warranties of the Company and the Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Company and the Guarantors that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their respective reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their respective reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably determine is necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company and the Guarantors, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use their respective reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where
                                                --------  -------
Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company and the Guarantors agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, further, that
                                                  --------  -------
neither the Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, reasonably cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use their respective reasonable best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

          (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company, the Guarantors and their respective subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Company and the Guarantors and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or any Guarantor or of any business acquired by the Company or any Guarantor for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done as and to the extent required by such underwriting agreement.

          (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the

"Inspectors"), at the offices where normally kept, during reasonable business
 ----------
hours, all financial and other records, pertinent corporate documents and instruments of the Company, the Guarantors and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company, the Guarantors and their respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement or Prospectus. Records which the Company determines, in good faith, to be confidential and any Records which the Company notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary or advisable to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder; provided,
                                                                   --------
however, that prior notice shall be provided as soon as practicable to the
-------
Company of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or (iii) of this sentence to permit the Company and the Guarantors to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, or
(iv) the information in such Records has been made generally available to the public other than as a result of a breach of this Agreement.

          (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, reasonably cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their respective reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (p) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to their respective securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (q) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company and the Guarantors, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Company (and the Guarantors, in the case of the guarantees thereof) enforceable against the Company (and the Guarantors, in the case of the guarantees thereof) in accordance with their terms, subject to customary exceptions and qualifications.

          (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Reasonably cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                    ----

          (t) Use their respective reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company and the Guarantors may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller if such seller fails to furnish such information within 20 Business Days after receiving such request. Each seller as to which any registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company or any Guarantor, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or such Guarantor, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supple-ment to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the
                               ------
applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

          6.  Registration Expenses.  All fees and expenses incident to the
              ---------------------
performance of or compliance with this Agreement by the Company and the Guarantors shall be borne by the Company and the Guarantors, whether or not any Exchange Offer or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be,
(iii) messenger, telephone and delivery expenses of the Company and the Guarantors, (iv) fees and disbursements of counsel for the Company and the Guarantors and reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company and the Guarantors desire such insurance,

(vii) fees and expenses of all other Persons retained by the Company and the Guarantors, (viii) internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Company and the Guarantors performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred by the Company and the Guarantors in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of these securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

          7.  Indemnification.  (a)  The Company and each Guarantor, jointly
              ---------------
and severally, agree to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and
------------
liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company or any Guarantor in writing by such Participant expressly for use therein; provided, however, that neither the
                                       --------  -------
Company nor any Guarantor will be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or any Guarantor with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each of the Company and Guarantors, their respective directors, their respective officers who sign the Registration Statement and each Person who controls the Company and the Guarantors within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Company and the Guarantors to each Participant, but only with reference to information relating to such Participant furnished to the Company and any Guarantor in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Persons against whom such indemnity may be sought (the "Indemnifying
                                                                   ------------
Persons") in writing, and the Indemnifying Persons, upon request of the
-------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Persons shall not relieve any of them of any obligation or liability which any of them may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Persons shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and reasonably acceptable to the Company and the Guarantors and any such separate firm for the Company and the Guarantors, their respective directors, their respective officers and such control Persons of the Company and the Guarantors shall be designated in writing by the Company and the Guarantors and reasonably acceptable to the Holders.

          The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing to the chief legal officer or, if no chief legal officer exists, to the chief executive officer of an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid request and (ii) a second such written request shall have been sent to and received by the chief legal officer or, if no chief legal officer exists, to the chief executive officer of the Indemnifying Person at least 30 days after the first such request but at least 15 days prior to the date of such settlement, and (iii) with respect to such request, such Indemnifying Person shall not have reimbursed the Indemnified Person for all reasonable fees and expenses actually incurred by such counsel, as contemplated by the third sentence of this paragraph, in accordance with such request prior to the date of such settlement, provided, however, that the Indemnifying Person shall not be
                 --------  -------
liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) Any losses, claims, damages, liabilities or expenses for which an Indemnified Person is entitled to indemnification or contribution under this
Section 7 shall be paid by the Indemnifying Persons to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, the Company or any Guarantor, their respective directors or officers or any person controlling the Company or any Guarantor, and (ii) any termination of this Agreement.

          (g)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.   Rules 144 and 144A.  The Company covenants that it will use its
               ------------------
reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Notes remain outstanding, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that, for so long as any Registrable Notes remain outstanding, it will use its reasonable best efforts to take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          9.  Underwritten Registrations.  If any of the Registrable Notes
              --------------------------
covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the

Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous.  (a)  No Inconsistent Agreements. Neither the
               -------------        --------------------------
Company nor any Guarantor has, as of the date hereof, and neither the Company nor any Guarantor shall, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or any Guarantor's other issued and outstanding securities under any such agreements. Neither the Company nor any Guarantor will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

          (b)  Adjustments Affecting Registrable Notes.  Neither the Company nor
               ---------------------------------------
any Guarantor shall, directly or Notes indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company and the Guarantors and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section
                              --------  -------
10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement.

          (d)  Notices.  All notices and other communications (including without
               -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          (i) if to a Holder of Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

          (ii) if to the Company or any Guarantor at the address as follows:

               Cadmus Communications Corporation
               6020 West Broad Street
               Richmond, Virginia  23230
               Attention:  Bruce V. Thomas
                           Chief Financial Officer
               Telephone:  (804) 287-5690
               Facsimile:  (804) 287-5683

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however,
                                                          --------  -------
that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY
               ---------------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO

SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Securities Held by the Company or Its Affiliates.  Whenever the
               ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company, the Guarantors or any of their affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)  Third Party Beneficiaries.  Holders of Registrable Notes and
               -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l)  Entire Agreement.  This Agreement, together with the Purchase
               ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Company and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          (m)  Additional Amounts of Securities.  The Securities are limited in
               --------------------------------
aggregate principal amount to $200,000,000, of which $125,000,000 will be issued on the date hereof. Additional amounts of Securities may be issued in one or more series from time to time under the Indenture (collectively "Additional
                                                                 ----------
Notes") prior to the filing of any Registration Statement. The Company and the
-----
Guarantors shall provide the registration rights set forth under this Agreement to the Initial Purchasers and any subsequent holder or holders of such Additional Notes and notwithstanding anything contained herein may but are not obligated to include such Additional Notes in any Registration Statement filed hereunder.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                            CADMUS COMMUNICATIONS CORPORATION


                            By: /s/ C. Stephenson Gillispie, Jr.
                                ------------------------------------------------
                                Name:  C. Stephenson Gillispie, Jr.
                                Title: Chairman of the Board, President and
                                       Chief Executive Officer


                            GUARANTORS


                            CADMUS JOURNAL SERVICES, INC.

                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            WASHBURN GRAPHICS, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            AMERICAN GRAPHICS, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            EXPERT GRAPHICS, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President

                            CADMUS DIRECT MARKETING, INC.

                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            THREE SCORE, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            MACK PRINTING COMPANY


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            PORT CITY PRESS, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            MACK PRINTING GROUP, INC.


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President


                            SCIENCE CRAFTSMAN INCORPORATED


                            By: /s/ David E. Bosher
                                ------------------------------------------------
                                Name:  David E. Bosher
                                Title: Vice President

                            INITIAL PURCHASERS

                            J.P.MORGAN SECURITIES INC.
                            FIRST UNION CAPITAL MARKETS CORP.

                            By:  J.P. Morgan Securities Inc.


                            By: /s/ Steven Tulip
                                ------------------------------------------------
                                Name:  Steven Tulip
                                Title: Vice President